UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549




                                 FORM 8-K



                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): July 23, 1998



                        ENNIS BUSINESS FORMS, INC.
          (Exact name of registrant as specified in its charter)


       TEXAS                         1-5807                75-0256410
  (State or other Jurisdiction    (Commission          (I. R. S. Employer
        of incorporation)          File Number)        Identification No.)



                 107 N. Sherman Street, Ennis, Texas  75119
       (Address of principal executive offices, including zip code)



                              (972) 872-3100
          (Registrant's telephone number, including area code)


Item 5.   Other Events

           On July 27, 1998, the Company announced management changes along with a change in the Board of Directors.

           Nelson Ward, the Company's President, Chief Operating Officer and Director has taken early retirement for health reasons. The Company's Chairman and Chief Executive Officer, Keith S. Walters will assume these duties and responsibilities and expects a director to be elected as soon as practical.



Item 7.   Financial Statements and Exhibits

      (c)  Exhibits

          99.1 Press Release dated July 27, 1998.



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             ENNIS BUSINESS FORMS, INC.




Dated: July 28, 1998         By:  /s/ Keith S. Walters
                             Printed Name:  Keith S. Walters
                             Title:  Chairman and Chief Executive Officer